Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes

Note 11 – Income Taxes

Significant components of the Company’s noncurrent deferred tax assets and liabilities as of December 31, consist of the following:

	2024	2023

Deferred tax assets:
Net operating loss carryforwards	$1,876,000	$1,623,000
Capitalzed software – IRC 174	320,000	441,000
Other assets	-	10,000
Valuation allowance	(2,190,000)	(2,074,000)

Total deferred tax assets, noncurrent	6,000	-

Deferred tax liabilities:
Other	6,000	-

Total deferred tax liabilities, noncurrent	6,000	-

Total net deferred tax assets and liabilities	$-	$-

Deferred income taxes are provided based on the provisions of ASC Topic 740, “Accounting for Income Taxes”, to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Income taxes computed at the statutory federal income tax rate of 21% are reconciled to the provision for income taxes as follows:

	2024		2023
	Amount	% of Pretax Earnings	Amount	% of Pretax Earnings

Income tax benefit at statutory rate	$(489,000)	21.0%	$(1,424,000)	21.0%
State income taxes, net of federal benefit	-	0.0%	(336,000)	5.0%
Nondeductible expenses	39,000	(1.7)%	73,000	(1.1)%
Foreign rate differential	(35,000)	1.5%	(25,000)	0.3%
Other	-	0.0%	(52,000)	0.8%
Prior period deferred tax true up	278,000	(11.9)%	-	0.0%
Change in state tax rate	91,000	(3.9)%	-	0.0%
Change in valuation allowance	$116,000	(5.0)%	$1,764,000	(26.0)%

Provision for income tax benefit	$-	0.0%	$-	0.0%

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carryforward periods available to the Company for tax reporting purposes, and other relevant factors.

At December 31, 2024 and 2023, the Company has provided a full valuation allowance against its net deferred assets in the U.S and India tax jurisdictions, since realization of these benefits is not more likely than not. The valuation allowance increased approximately $116,000 from the prior year. At December 31, 2024, the Company had U.S. federal net operating loss carryforwards of approximately $7,068,000, which will carry forward indefinitely. At December 31, 2024, the Company had U.S. state net operating loss carryforwards of approximately $1,174,000, which will begin to expire in 2041 and the Company had foreign net operating loss carryforwards of approximately $1,239,000, which will begin to expire in 2030.

The Company had no unrecognized tax benefits as of December 31, 2024 and 2023. The Company does not anticipate a significant change in total unrecognized tax benefits within the next 12 months. Tax years 2021 to 2023 remain open to examination by the major taxing jurisdictions to which the Company is subject.